Commitments And Contingencies	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments And Contingencies
Commitments and contingencies

Commitments

The MFAs require the Company and its MF subsidiaries, among other obligations:

(i)	to pay monthly royalties commencing at a rate of approximately 5% of gross sales of the restaurants, substantially consistent with market;

(ii)	to agree with McDonald’s on a restaurant opening plan and a reinvestment plan for each three-year period and pay an initial franchise fee for each new restaurant opened.

(iii)	to commit to funding a specified Strategic Marketing Plan;

(iv)	to own (or lease) directly or indirectly, the fee simple interest in all real property on which any franchised restaurant is located; and

(v)	to maintain a minimum fixed charge coverage ratio (as defined therein) at least equal to 1.50 as well as a maximum leverage ratio (as defined therein) of 4.25.

On August 10, 2015, the Company reached an agreement with McDonald’s Corporation to amend the opening plan mentioned in point (ii) above, from 250 to 150 new restaurant openings for the three-year period commenced on January 1, 2014, mainly in order to adjust this plan to the current economic realities of the region. Under this agreement, the Company is also committed to execute at least 140 reimages over the three-year period and to maintain the three-year reinvestment plan of at least $180 million.

The Company was not in compliance with the ratio requirements mentioned in point (v) above for the three-month periods ended from June 30, 2014 to September 30, 2015. As of December 31, 2015 the leverage ratio was not in compliance. The ratio were as follows:

	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015

Leverage Ratio	4.38	4.59	4.65	4.62	4.61	4.56	4.40

Fixed Charge Coverage Ratio	1.48	1.44	1.42	1.40	1.45	1.48	1.56

McDonald’s Corporation granted the Company limited waivers through and including December 31, 2015, during which time the Company is not required to comply with the financial ratios set forth in the MFA. After December 31, 2015, if the Company remains non-compliant with the financial requirements and is unable to obtain an extension of the waiver or to comply with the original commitments under the MFA, it could be in material breach. A breach of the MFA would give McDonald’s Corporation certain rights, including the ability to acquire all or portions of the business. Notwithstanding the foregoing, the Company does not expect any material adverse effect to its business, results of operations, financial condition or cash flows as a result of this situation.

During 2014, the Company negotiated and obtained temporary royalty waivers from McDonald’s Corporation for its operations in Venezuela considering the restrictions and regulations in place affecting its operations in that country. For the fiscal years 2014 and 2013, the Company has recorded a royalty waiver amounting to $6.1 million and $8 million, respectively, recorded as lower “Royalty fees” in the consolidated statements of income.

In addition, the Company maintains standby letters of credit with an aggregate drawing amount of $80 million in favor of McDonald’s Corporation as collateral for the obligations assumed under the MFAs. The letters of credit can be drawn if certain events occur, including the failure to pay royalties. No amounts have been drawn at the date of issuance of these financial statements.

Provision for contingencies

The Company has certain contingent liabilities with respect to existing or potential claims, lawsuits and other proceedings, including those involving labor, tax and other matters. At December 31, 2015 and 2014, the Company maintains a provision for contingencies, net of judicial deposits, amounting to $20,578 and $12,204, respectively, presented as follows: $512 and $777 as a current liability and $20,066 and $11,427 as a non-current liability, respectively. The breakdown of the provision for contingencies is as follows:

Description	Balance at beginning of period	Accruals	Settlements	Reclassifications	Translation	Balance at end of period
Year ended December 31, 2015:
Tax contingencies in Brazil (i)	$1,999	$4,616	$(9)	$(532)	$(956)	$5,118
Labor contingencies in Brazil (ii)	10,360	19,692	(19,877)	(26)	(3,136)	7,013
Other (iii)	7,780	13,421	(4,213)	(22)	(3,019)	13,947
Subtotal	20,139	37,729	(24,099)	(580)	(7,111)	26,078
Judicial deposits (iv)	(7,935)	—	684	(863)	2,614	$(5,500)
Provision for contingencies	$12,204	$37,729	$(23,415)	$(1,443)	$(4,497)	$20,578

Year ended December 31, 2014:
Tax contingencies in Brazil (i)	$2,235	$14	$—	$—	$(250)	$1,999
Labor contingencies in Brazil (ii)	9,484	22,726	(20,582)	(29)	(1,239)	10,360
Other (iii)	10,622	3,620	(2,974)	(543)	(2,945)	7,780
Subtotal	22,341	26,360	(23,556)	(572)	(4,434)	20,139
Judicial deposits (iv)	(7,519)	—	455	(1,857)	986	(7,935)
Provision for contingencies	$14,822	$26,360	$(23,101)	$(2,429)	$(3,448)	$12,204

Year ended December 31, 2013:
Tax contingencies in Brazil (i)	$4,011	$13	$(998)	$(271)	$(520)	$2,235
Labor contingencies in Brazil (ii)	14,256	12,714	(15,900)	—	(1,586)	9,484
Other (iii)	9,551	4,546	(2,060)	745	(2,160)	10,622
Subtotal	27,818	17,273	(18,958)	474	(4,266)	22,341
Judicial deposits (iv)	(7,219)	—	82	(1,431)	1,049	(7,519)
Provision for contingencies	$20,599	$17,273	$(18,876)	$(957)	$(3,217)	$14,822

(i)	In 2013 and 2014, mainly related to tax on bank account transactions (CPMF). In 2015, it also includes some indirect taxes matters.

(ii)	It primarily relates to dismissals in the normal course of business.

(iii)	It mainly relates to tax and labor contingencies in other countries.

(iv)	It primarily relates to judicial deposits the Company was required to make in connection with the proceedings in Brazil.

As of December 31, 2015, there are certain matters related to the interpretation of tax and labor laws for which there is a possibility that a loss may have been incurred in accordance with ASC 450-20-50-4 within a range of $49 million and $69 million.

Additionally, there is a lawsuit filed by several Puerto Rican franchisees against McDonald’s Corporation and certain subsidiaries purchased by the Company during the acquisition of the LatAm business (“the Puerto Rican franchisees lawsuit”). The claim seeks declaratory judgment and damages in the aggregate amount of $66.7 million plus plaintiffs’ attorney fees. At the end of 2014 the plaintiffs finalized their presentation of evidence whereas the Company has not started yet. The Company believes that a final negative resolution has a low probability of occurrence.

During 2014, another franchisee filed a complaint (“the related Puerto Rican franchisee lawsuit”) against the Company and McDonald’s USA, LLC (a wholly owned subsidiary of McDonald’s Corporation), asserting a very similar claim to the one filed in the Puerto Rican franchisees lawsuit. The claim seeks declaratory judgment and damages in the amount of $30 million plus plaintiffs’ attorney fees. Although this case is in its early stages, the Company believes that a final negative resolution has a low probability of occurrence, since its close resemblance to the Puerto Rican franchisees lawsuit.

Furthermore, the Puerto Rico Owner Operator’s Association (“PROA”), an association integrated by the Company’s franchisees that meets periodically to coordinate the development of promotional and marketing campaigns (an association that at the time of the claim was formed solely by franchisees that are plaintiffs in the Puerto Rican franchisees lawsuit), filed a third party complaint and counterclaim (“the PROA claim”) against the Company and other third party defendants, in the amount of $31 million. Although certain negative resolution occurred in that lawsuit at the preliminary and first instance stage, no provision has been recorded because the Company believes that a final negative resolution has a low probability of occurrence.

Pursuant to Section 9.3 of the Stock Purchase Agreement, McDonald’s Corporation indemnifies the Company for certain Brazilian claims as well as for specific and limited claims arising from the Puerto Rican franchisees lawsuit. Pursuant to the MFA, the Company indemnifies McDonald’s for the related Puerto Rican franchisee lawsuit and the PROA claim.

At December 31, 2015, the non-current portion of the provision for contingencies includes $3,452 related to Brazilian claims that are covered by the indemnification agreement. As a result, the Company has recorded a non-current asset in respect of McDonald’s Corporation’s indemnity in the consolidated balance sheet.